Prospectus supplement dated June 30, 2015
to the following prospectus(es):
The Best of America Next GenerationSM FPVUL and The Best of America® Choice LifeSM FPVUL prospectuses dated May 1, 2015
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
Effective immediately, the following underlying mutual fund is no longer available as an investment option under the policy and is no longer available to receive transfers or new premium payments:
•	Lord Abbett Series Fund, Inc. – Total Return Portfolio: Class VC
PROS-0302